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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
              Citigroup Mortgage Loan Trust Inc., Series 2004-HYB3
                       Mortgage Pass-Through Certificates)



                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                 333-117349         01-0791848
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(State or Other Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

390 Greenwich Street
New York, New York                                      10013
----------------------------------------               ---------
(Address of Principal Executive Offices)               Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
              -------------

Description of the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-HYB3, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and trust administrator and HSBC Bank USA, National Association as trustee. The Certificates to be designated as the Citigroup Mortgage Loan Trust, Series 2004-HYB3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

         Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.


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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                       ITEM 601(A) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.                  DESCRIPTION
      -----------       -----------                  -----------
           1                 99       Computational Materials (as defined in
                                      Item 8.01) that have been provided by
                                      Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup
                                      Mortgage Loan Trust, Series 2004-HYB3
                                      Mortgage Pass-Through Certificates (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427,
                                      August 7, 1997)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.


                                      By: /s/ Matthew Bollo
                                          -----------------------------------
                                      Name:   Matthew Bollo
                                      Title:  Assistant Vice President



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                                Index to Exhibits


                                                         Sequentially
Exhibit No.             Description                      Numbered Page
-----------             -----------                      -------------
    99.5     Computational Materials (as defined in Item      P
             5) that have been provided by Citigroup
             Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust,
             Series 2004-HYB3, Mortgage Pass-Through
             Certificates.








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                                  EXHIBIT 99.5


                                [FILED BY PAPER]